                             CONFIDENTIAL TREATMENT

*****[Omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission]


                                                                    Exhibit 10.6

                             ORGANIZATION AGREEMENT



         THIS AGREEMENT made as of the 3rd day of December, 1982, by and between EATON CORPORATION, a corporation organized and existing under the laws of the State of Ohio, United States of America, having its principal place of business at 100 Erieview Plaza, Cleveland, Ohio, U.S.A. (hereinafter referred to as "EATON"), and SUMITOMO HEAVY INDUSTRIES, LTD., a corporation organized and existing under the laws of Japan and having its principal place of business at 2-1, Ohtemachi 2-chome, Chiyoda-ku, Tokyo 100, Japan (hereinafter referred to as "SUMITOMO"),



                                  WITNESSETH:



         WHEREAS, EATON has, throughout the world, been active in the engineering, manufacture and sale of certain high current ion implantation products (hereinafter defined as "the Products"); and


         WHEREAS, EATON has acquired and now possesses, through the expenditure of considerable time, effort and money, certain industrial property rights, including (a) letters patent and applications therefor, (b) technical information and (c) trademark and applications therefor, pertaining to the development, manufacture and marketing of the Products, and

         WHEREAS, EATON and SUMITOMO desire to enter into a joint venture in Japan for the manufacture, use and sale of the Products by organizing a limited liability stock company, i.e., a Kabushiki Kaisha, named SUMITOMO EATON NOVA KABUSHIKI KAISHA (SUMITOMO EATON NOVA CORPORATION) (hereinafter called "SEN") under the laws of Japan for such purpose and to utilize said industrial property rights of EATON in connection therewith.


         NOW, THEREFORE, in consideration of the mutual agreements, promises and undertakings hereinafter set forth, the parties hereto agree as follows:


                            ARTICLE I - DEFINITIONS
                            -----------------------


SEN as used herein shall mean SUMITOMO EATON NOVA KABUSHIKI KAISHA (SUMITOMO EATON NOVA CORPORATION), the limited liability stock company (KABUSHIKI KAISHA) to be formed in Japan by SUMITOMO and EATON in accordance with this Agreement.


AFFILIATED COMPANY as used herein shall mean any corporation or other legal entity in which EATON, SUMITOMO or a Related Company (as defined later in this Article I) of either owns less than the majority of the outstanding voting stock.


ARTICLES OF INCORPORATION as used herein shall mean the Articles of Incorporation in the form attached hereto to be adopted by SEN pursuant to Section 1 of Article III of this Agreement.


ASSOCIATED AGREEMENTS as used herein shall mean those agreements related to this Organization Agreement which are to be executed between any two or more parties of or among SUMITOMO, EATON and SEN, as the case may be, pursuant to Article V of this Agreement.


BY-LAWS as used herein shall mean the By-Laws in the form attached hereto to be adopted by SEN pursuant to Section 1 of Article III of this Agreement.


EFFECTIVE DATE as used herein shall mean the date of issuance by the appropriate Japanese governmental authorities of the last to be issued of the several approvals, validations and rulings under the Foreign Exchange and Foreign Trade Control Law referred to in this Agreement and the Associated Agreements.


PRODUCTS as used herein shall have the same meaning as "Products" defined in the Associated Agreement annexed hereto entitled "License Agreement."


RELATED COMPANY as used herein shall mean any corporation or other legal entity
(a) which owns, directly or indirectly, the majority of the outstanding voting stock of a party hereto, (b) the majority of the outstanding voting stock of which is owned by a party hereto, or (c) the majority of the outstanding voting stock of which is owned, directly or indirectly, by any corporation or other legal entity described in clauses (a) and (b) of this sentence.


TERRITORY as used herein shall have the same meaning as the terms "Exclusive Territory" and "Non-Exclusive Territory", as defined in the Associated Agreement annexed hereto entitled "License Agreement."



                           ARTICLE II - AUTHORIZATION
                           --------------------------


Section 1. Approval by the Japanese Government
----------------------------------------------


         Promptly after execution of this Organization Agreement, SUMITOMO, on behalf of EATON, shall make, without any cost to EATON, application(s) to the appropriate authorities of the Japanese Government for validations and approvals, under the Foreign Exchange and Foreign Trade Control Law of Japan and all other applicable laws, of (1) the acquisition by EATON of shares of SEN, (2) the granting by EATON to SEN of license rights under certain EATON industrial property rights pursuant to the Associated Agreements, and (3) any and all of the other Associated Agreements as may be necessary. Such validations and approvals must include assurance by the Japanese Government of the convertibility and remittance to a bank or other depository designated by EATON in United States Dollars or other currency, whichever EATON specifies, of any and all cash distributions of any kind which may be paid by SEN to EATON, including but not limited to

(1) fees, (2) royalties, (3) reimbursable costs, (4) dividends, (5) distributions which may be made upon liquidation, dissolution or reorganization,
(6) monies payable to EATON from the sale or other disposition of shares of SEN and (7) any other payment to EATON contemplated under this Agreement and all the Associated Agreements, during any period in which this Agreement and the Associated Agreements are in effect.


         EATON shall reserve the right to participate with SUMITOMO in the making and conduct of said application(s) for validations and approvals to the Japanese Government authorities. SUMITOMO shall promptly provide EATON copies of any documents filed with the Japanese Government related to said application(s) for validation and approvals, plus English translations of (i) the fundamental presentations of such documents and (ii) any correspondence received from the Japanese Government relating to said application(s) for validations and approvals.

Section 2. Suspension of Obligations
------------------------------------

         Except with respect to the obligation hereby acknowledged by the parties to cooperate in good faith in the diligent prosecution of the application(s) referred to in Section 1 of this Article II, this Agreement shall remain wholly executory and conditional until such time as validations and approvals required by the provisions of this Article II have been obtained.

                     ARTICLE III - ORGANIZATION OF COMPANY
                     -------------------------------------


Section 1. Organization of SEN
------------------------------

         Subsequent to the Effective Date and prior to the execution of the Associated Agreements by the parties thereto, SUMITOMO, on behalf of EATON, shall cause, without any cost to EATON, a limited liability stock company (Kabushiki Kaisha) to be organized and registered under the laws of Japan, for the purpose of import, manufacture, assembly and marketing of the Products and activities incidental thereto. The name of said company shall be SUMITOMO EATON NOVA KABUSHIKI KAISHA (SUMITOMO EATON NOVA CORPORATION) ("SEN"). The Articles of Incorporation of SEN shall be as stated in the document attached hereto entitled "ARTICLES OF INCORPORATION OF SUMITOMO EATON NOVA KABUSHIKI KAISHA" (SUMITOMO EATON NOVA CORPORATION). The By-Laws of SEN shall be as stated in the document attached hereto entitled "BY-LAWS OF SUMITOMO EATON NOVA KABUSHIKI KAISHA (SUMITOMO EATON NOVA CORPORATION)".


         EATON shall reserve the right to participate with SUMITOMO in the organization and registration of SEN. SUMITOMO shall promptly provide EATON copies and English translations of any documents filed with relation to the organization and registration of SEN pursuant to this Section 1 of Article III.

Section 2.  Capital on Organization
----------  -----------------------

         At the time of organization and registration of SEN pursuant to Section 1 of Article III of this Agreement, SEN shall have an authorized capital of ONE THOUSAND MILLION YEN (YEN1,000,000,000), consisting of TWENTY THOUSAND (20,000) shares of common stock having a par value of FIFTY THOUSAND YEN (YEN50,000) each.


         As of the time of organization and registration of SEN in accordance with Section 1 of this Article III, the common stock of SEN shall have been subscribed for and issued as follows:


               TO SUMITOMO  - SIX THOUSAND (6,000) shares in
                              consideration of and exchange
                              for payment by SUMITOMO in the
                              amount of (YEN)300,000,000.


               TO EATON     - SIX THOUSAND (6,000) shares in
                              consideration of and exchange
                              for payment by EATON in the
                              amount of (YEN)300,000,000.



         It is the intent of EATON and SUMITOMO that EATON and SUMITOMO shall each own and control a Fifty percent (50%) equity interest in SEN unless mutually agreed otherwise.

                      ARTICLE IV - FUTURE FINANCING OF SEN
                      ------------------------------------

Section 1. Additional Capital Requirements
------------------------------------------

         SUMITOMO and EATON anticipate that SEN may require capital in the future in addition to the share capital provided pursuant to Article III hereof and any such additional capital shall be obtained from any of the following sources as may be mutually agreed upon by the parties:

         (a) Loans to be obtained by SEN from Japanese banks and other such independent sources. In such event, SUMITOMO and EATON shall exert their best efforts to assist SEN in obtaining any such loans. The parties agree that they will provide guarantees of loans made to SEN in proportion to their respective shareholdings in SEN.

         (b)      Retained profits of SEN.

         (c) Increases in the capital of SEN provided that such increases shall be subject to the provisions of Sections 2 and 3 of this
                  Article IV.

         (d) Loans to be made to SEN by (i) its shareholders and/or (ii) a Related Company to any of the shareholders, provided that all such loans shall be subject to the provisions of Section 3 of this Article IV.


Section 2. Pre-emptive Rights
-----------------------------

         The shareholders of SEN shall have pre-emptive rights to subscribe to any shares which may be newly issued by SEN in accordance with the Articles of Incorporation.


Section 3. Government Authorizations
------------------------------------

         Anything to the contrary in this Article IV notwithstanding, neither EATON nor SUMITOMO shall be required to provide any part of the additional funds for SEN, whether in the form of equity or loans pursuant to Section 1 of this Article IV, unless EATON and/or SUMITOMO shall first obtain the appropriate authorization(s) under Japanese law and regulations in force at the time such funds are to be provided, including authorization enabling EATON to receive dividends or interest, as the case may be, deriving from the investment of such funds, or to repatriate such funds, in United States Dollars or whatever currency EATON specifies.



                       ARTICLE V - ASSOCIATED AGREEMENTS
                       ---------------------------------


Section 1. Agreements
---------------------

         EATON, SEN and/or SUMITOMO, as the case may be, shall adopt or enter into the documents and agreements annexed hereto, which documents and agreements are entitled as follows:

         (a) "Articles of Incorporation of Sumitomo Eaton Nova Kabushiki Kaisha (Sumitomo Eaton Nova Corporation)";

         (b) "By-Laws of Sumitomo Eaton Nova Kabushiki Kaisha (Sumitomo Eaton Nova Corporation)",


         (c)      "License Agreement";


         (d)      "Trademark Agreement (Eaton)";


         (e)      "Trademark Agreement (Sumitomo)";

         (f)      "Export Control Agreement";

         (g)      "Export Sales Agreement";

         (h)      "Corporate Name Agreement (Eaton)";


         (i)      "Corporate Name Agreement (Sumitomo)".




Section 2. Accession by SEN
---------------------------

         The parties hereto shall cause SEN to accede in writing to all of the provisions of this Agreement.



                         ARTICLE VI - OPERATION OF SEN
                         -----------------------------


Section 1. General Intention
----------------------------

         It is the intention of EATON and SUMITOMO that the Products to be manufactured by or for SEN shall (a) conform with EATON's basic designs of the Products, and (b) be of substantially the same quality and serviceability as the Products manufactured outside the Territory by EATON, its subsidiaries, licensees and Affiliated Companies.


Section 2. Export Sales
-----------------------

         Any and all sales outside the Territory of the Products manufactured by SEN shall be conducted exclusively through EATON in accordance with the Associated Agreement annexed hereto entitled "Export Sales Agreement."

Section 3. Personnel of SEN
---------------------------

         Unless otherwise agreed, it is the intention of the parties that SUMITOMO shall be responsible for the initial

                             CONFIDENTIAL TREATMENT

*****[Omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission]





staffing of SEN with appropriate management personnel, it being understood that the key personnel thereof shall be subject to the consent of EATON. Thereafter, EATON and SUMITOMO shall jointly review from time to time the desirability of continuing SUMITOMO's furnishing personnel to SEN.

         It is the further intention of the parties hereto that SEN shall develop marketing and servicing organizations capable of selling and servicing the Products effectively.

Section 4. Management Fee
-------------------------

         SEN will pay SUMITOMO a management assistance fee of [*] of SEN'S Net Sales (as defined in the License Agreement annexed hereto) of the Products for fifteen (15) years from the incorporation of SEN.



                        ARTICLE VII - MANAGEMENT OF SEN
                        -------------------------------

Section 1. Directors
--------------------

         Except as otherwise provided in the Articles of Incorporation or required by mandatory provisions of Japanese law, responsibility for the management, direction and control of SEN shall be vested in the Board of Directors of SEN. So long as EATON and SUMITOMO each own Fifty percent (50%), respectively, of the issued and outstanding shares of SEN, SUMITOMO and EATON agree to vote their respective shares in SEN so that at all times the directors of SEN shall be persons nominated by SUMITOMO and

EATON in the same ratio as their respective shareholdings in SEN.


Section 2. Officers
-------------------

         From among the persons constituting the Board of Directors of SEN, the following officers of SEN shall be nominated and elected:

     A President and a Vice President. The President shall be a director nominated by SUMITOMO; the Vice President shall be a director nominated by EATON.


Section 3. Representative Directors
-----------------------------------

         The President and the Vice President of SEN shall be appointed the Representative Directors and shall act in accordance with the resolutions and instructions of the Board of Directors.


Section 4. Accounting and Auditors
----------------------------------

         The annual accounting period of SEN shall end on December 31 of each year. Complete books of account and records shall be kept by SEN according to sound accounting practices. SEN shall have two (2) statutory auditors, one of which shall be nominated by SUMITOMO and one of which shall be nominated by EATON. The parties agree to vote their respective shareholdings in SEN for the statutory auditor nominated from time to time by the other party.

Section 5. Audit of SEN's Books
-------------------------------

         An audit of the books and records of SEN shall be conducted, from time to time, by a firm of independent public accountants upon the written request of EATON or SUMITOMO. The party requesting such audit of the books and records of SEN shall select said independent public accountants and assume all expenses related to said audit.


Section 6. Remuneration for Non-Standing Directors
--------------------------------------------------

         It is understood that SEN shall not pay the salaries, retirement allowances and traveling and lodging expenses for any non-standing directors of SEN. These expenses shall be borne by the parties which nominate such non-standing directors.



                    ARTICLE VIII - RECOGNITION OF RIGHTS AND
                    ----------------------------------------

                         ENCUMBRANCE AND SALE OF SHARES
                         ------------------------------


Section 1. Recognition of Rights
--------------------------------

         EATON, SUMITOMO and SEN shall not, nor shall any Related Company of EATON, SUMITOMO or SEN consent to or aid others in contesting or do anything which might impair the validity, scope or ownership of any letters patent, secret processes and technical information, trademarks, tradenames, or other similar rights owned by EATON, SUMITOMO or SEN, any Related Company or Affiliated Company of EATON, SUMITOMO or SEN, which are the subject matter of this Agreement or any of the Associated Agreements.

Section 2. Encumbrance and Sale of Shares
-----------------------------------------

         EATON and SUMITOMO agree not to encumber nor to sell their shares in SEN other than with the prior written consent of the other party or in accordance with the terms of the Articles of Incorporation.



                   ARTICLE IX - NONDISCLOSURE OF INFORMATION
                   -----------------------------------------


Section 1. Secrecy
------------------

         SUMITOMO and EATON each agree to keep strictly secret and confidential and not to disclose to any third party, except to the extent that disclosures to SEN may be required by (a) this Agreement, (b) the Associated Agreements annexed hereto and (c) participation as a shareholder in SEN, any of the technical, economic, financial or marketing information acquired from the other(s) or from SEN, unless disclosure of such information is expressly permitted by this Agreement or an Associated Agreement, required by law or permitted by supplemental agreement of the parties hereto. To that end, without limiting the generality of the foregoing provision, SUMITOMO and EATON agree to cause all written materials relating to or containing such information obtained from the other or from SEN, including all sketches, drawings, reports and notes, and all copies, reproductions, reprints and translations, to be plainly marked to indicate the secret and confidential nature thereof and to prevent unauthorized use or reproduction thereof.

Section 2. Use of Information
-----------------------------

         SUMITOMO and EATON agree that they shall not use any information described in Section 1 of this Article IX and obtained from the other or SEN for any purpose whatsoever except in a manner expressly provided for in this Agreement, the Associated Agreements or as shareholders of SEN under the laws of Japan.


Section 3. Survival of Obligations
----------------------------------

         The obligations undertaken by SUMITOMO and EATON pursuant to this
Article IX shall not apply to any such information obtained from the other or SEN which is or becomes published or otherwise generally available to the public or which is, at the time of disclosure, in the possession or the party to which the information is furnished, and such obligations shall, as so limited, survive termination of this Agreement.



                              ARTICLE X - PAYMENTS
                              --------------------


Section 1. Currency
-------------------

         Except as otherwise provided in Section 1 of Article II hereof, any and all payments to be made by SEN to EATON pursuant to this Agreement, or any of the Associated Agreements shall be made in United States Dollars or such other currency as may be specified by EATON, at banks designated by EATON. Conversion between Japanese Yen and

United States Dollars or other foreign currency shall be made at the exchange rate of an authorized foreign exchange bank in Japan favourable to EATON prevailing on the date of remittance.


Section 2. Taxes
----------------

         All taxes under the laws of Japan required to be paid by SEN, SUMITOMO and EATON, including all taxes imposed under the Income Tax Law and Corporation Tax Law of Japan, shall be for the respective accounts of and paid by or on behalf of SEN, SUMITOMO or EATON. SUMITOMO and EATON agree to furnish, or to cause SEN to furnish, when available, to the appropriate party the official tax receipt or other evidence issued by the Japanese tax authorities sufficient to enable EATON and SUMITOMO, as the case may be, to support a claim for United States, Japanese or other national income tax credit in respect of any sum required under Japanese tax laws to be withheld by SEN for the account of EATON or SUMITOMO.



                            ARTICLE XI - TERMINATION
                            ------------------------

Section 1. Early Termination
----------------------------

         In the event that the requisite validations and rulings under the Foreign Exchange and Foreign Trade Control Law pursuant to Article II shall not have been obtained within twelve (12) months following the date of execution hereof, EATON may declare this Agreement, the

Associated Agreements and all rights, duties and obligations of the parties, except as they relate to those established by Article IX, to be null and void AB INITIO upon giving SUMITOMO written notice of such declaration. Upon such declaration, copies of all records, reports and other written information resulting from this Agreement shall be made available by SUMITOMO to EATON without charge to EATON.


Section 2. Default
------------------

         In the event that any of the parties hereto should default in the performance of any of the terms, conditions, obligations, undertakings, covenants or liabilities set forth in this Agreement and such default shall not have been remedied within ninety (90) days after written notice thereof from the other party, such other party may terminate this Agreement and the Associated Agreements, effective immediately by written notice to the defaulting party.


Section 3. Dissolution, Liquidation or Bankruptcy
-------------------------------------------------

         Either party may terminate this Agreement and the Associated Agreements by written notice to the other party hereto in the event that such other party shall be dissolved or liquidated or be declared bankrupt and its shares in SEN thereby assigned to an individual or company other than a Related Company.

Section 4. Survival of Obligation
---------------------------------

         Termination of this Agreement and the Associated Agreements for any cause shall not release either party from any other liability which at the time of termination has already accrued to the other party, nor affect in any way the survival of the rights, duties and obligations of either party provided for in
Article IX of this Agreement, provided that nothing in this Section 4 shall affect, be construed to be or operate as a waiver of the right of the party aggrieved by any breach of this Agreement to be compensated for any injury or damage incurred before the time of termination resulting from a breach hereof.



                          ARTICLE XII - INTERPRETATION
                          ----------------------------


Section 1. Governing Law
------------------------

         Insofar as is consistent with the governmental laws of Japan, the validity, construction and performance of this Agreement shall be governed by and interpreted in accordance with the laws of the State of Ohio, United States of America, and/or the Federal Laws of the United States in a like manner as an agreement made and wholly to be performed in the State of Ohio.


Section 2. Language
-------------------

         This Agreement is in the English language, executed in duplicate originals by the parties hereto. In the event that this Agreement is translated into the Japanese or any other language, and any inconsistency or contradiction in meaning or interpretation results therefrom, the English language version shall prevail and be controlling as between the parties hereto.


Section 3. Headings
-------------------

         The headings to Articles and Sections of this Agreement are for convenience only, do not form a part of this Agreement, and shall not in any way affect the interpretation hereof.


Section 4. Construction and Amendment
-------------------------------------

         No oral explanation of or oral information relating to this Agreement offered by either party hereto shall alter the meaning or interpretation of this Agreement. No change in the terms hereof shall be binding on either party hereto unless reduced to writing and duly executed by the parties.



                           ARTICLE XIII - ARBITRATION
                           --------------------------


Section 1. Arbitration
----------------------

         Any and all disputes and differences pertaining to or arising out of this Agreement or the breach thereof shall finally be settled by arbitration to be held in Tokyo, Japan, if EATON shall demand arbitration, or in Cleveland, Ohio, United States of America, if SUMITOMO or SEN shall demand arbitration. Such arbitration proceedings shall proceed in accordance with the provisions of the

Japan-American Trade Arbitration Agreement of 1952, under the rules specified in said agreement in effect upon the date that one party or SEN serves notice upon the other or SEN of a demand for arbitration. The award rendered by the arbitrator, shall be final, binding and enforceable by any court of competent jurisdiction. The dispute shall be arbitrated by one arbitrator (who shall not be a national of Japan or the United States of America) selected by mutual agreement of the disputants; provided, however, that in the event the disputants cannot agree upon an arbitrator within sixty (60) days following the demand for an arbitrator, the arbitrator shall be appointed by the Chairman of the Japan Commercial Arbitration Association, if arbitration is to be in Japan, or of the American Arbitration Association, if arbitration is to be in the United States of America.



                          ARTICLE XIV - MISCELLANEOUS
                          ---------------------------


Section 1. Assignments
----------------------

         Subject to such governmental approval as may be required by applicable law then in effect, this Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns, but it may not be voluntarily assigned in whole or in part by either party without the prior written consent of the other party.

Section 2. Notices
------------------

         All notices and other communications required or permitted to be given or made under this Agreement shall be given or made in writing dispatched by registered airmail, postage prepaid, in any post office in the United States of America or in Japan, as the case may be, addressed as follows:


         If to SUMITOMO:  Sumitomo Heavy Industries, Ltd.
                          2-1, Ohtemachi 2-chome
                          Chiyoda-ku, Tokyo 100, Japan


         If to EATON:     Office of the Secretary
                          Eaton Corporation
                          100 Erieview Plaza
                          Cleveland, Ohio 44114
                          U.S.A.



         Any party may change its address for the purpose of this Section 2 of
Article XIV by notice to the other given in the manner set forth above.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first set forth above.



                               EATON CORPORATION


                               By: /s/ [signature illegible]
                                   ----------------------------------------

                               Title: President - Defense and Systems Group
                                      --------------------------------------
ATTEST:


By: /s/ S. L. Sherlein
    --------------------------

Title: Vice Pres. & Gen. Csl.
       -----------------------

                               SUMITOMO HEAVY INDUSTRIES, LTD.


                               By: /s/ S. Gohde
                                   ----------------------------------------
                               Title: Executive Vice President
                                      --------------------------------------



ATTEST:

By: /s/ [signature illegible]
    ------------------------------
        General Manager
Title:  Industrial Machinery & Plant Sales
       ------------------------------------

                      AMENDMENT OF ORGANIZATION AGREEMENT





         THIS AGREEMENT AMENDMENT is made as of the 1st day of April, 1983, by and between EATON CORPORATION, a corporation organized and existing under the laws of the State of Ohio, United States of America, having its principal place of business at 100 Erieview Plaza, Cleveland, Ohio, U.S.A. (hereinafter referred to as "EATON"), and SUMITOMO HEAVY INDUSTRIES, LTD., a corporation organized and existing under the laws of Japan and having its principal place of business at 2-1, Ohtemachi 2-chome, Chiyoda-ku, Tokyo 100, Japan (hereinafter referred to as "SUMITOMO"),



                                  WITNESSETH:



         WHEREAS, SUMITOMO and EATON have entered into that certain Organization Agreement, dated as of December 3, 1982, concerning SUMITOMO EATON NOVA KABUSHIKI KAISHA (SUMITOMO EATON NOVA CORPORATION) (hereinafter referred to as "SEN"); and



         WHEREAS, SUMITOMO and EATON wish to amend the Organization Agreement to provide that the annual accounting period of SEN shall end on March 31 of each year, rather than December 31 of each year,





                          - Page One of Three Pages -

         NOW, THEREFORE, in consideration of the mutual agreements, promises and undertakings hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:



Section 1.
----------



         SUMITOMO and EATON hereby agree that the first sentence of Article VII,
Section 4 of the Organization Agreement is hereby amended to provide that the annual accounting period of SEN shall end on March 31 of each year, rather than on December 31 of each year. It is further agreed that this amendment shall be deemed controlling over any other express or implied references to the annual accounting period of SEN that may exist in the Organization Agreement or in any of the Associated Agreements or in the Articles of Incorporation or in the By-Laws as those terms are defined in the Organization Agreement.



Section 2.
----------



         SUMITOMO and EATON hereby agree that the amendment set forth in Section 1 above is the only amendment made hereby, and that the other terms and conditions of the Organization Agreement remain unchanged.




                           - Page Two of Three Pages -

         IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT OF ORGANIZATION AGREEMENT to be executed by their duly authorized representatives as of the day and year first set forth above.



                                        EATON CORPORATION



                                        By: /s/ [signature illegible]
                                           ------------------------------
                                        Title:     President
                                               --------------------------
                                               Defense and Systems Group

ATTEST:



By: /s/ L. E. Davis
    ------------------------------

Title: V. P. Eaton Japan Co. Ltd.
       ---------------------------




                                        SUMITOMO HEAVY INDUSTRIES, LTD.



                                        By: /s/ S. Gohde
                                           ------------------------------
                                        Title: Executive Vice President
                                               --------------------------


ATTEST:



By: F. Yamasaki
    ------------------------------
Title: General Manager
       ---------------------------






                         - Page Three of Three Pages -

                   SECOND AMENDMENT OF ORGANIZATION AGREEMENT
                   ------------------------------------------



         THIS AGREEMENT is made as of the 4th day of April, 1990, by and between EATON CORPORATION, a corporation organized and existing under the laws of the State of Ohio, United States of America, having its principal place of business at Eaton Center, 1111 Superior Avenue, Cleveland, Ohio 44114, U.S.A. (hereinafter referred to as "EATON"), and SUMITOMO HEAVY INDUSTRIES, LTD., a corporation organized and existing under the laws of Japan with its principal place of business located at 2-1 Ohtemachi 2-chome, Chiyoda-ku, Tokyo 100 Japan (hereinafter referred to as "SUMITOMO").


                                   WITNESSETH


         WHEREAS, SUMITOMO and EATON have entered into that certain Organization Agreement, dated as of 3 December 1982, concerning SUMITOMO EATON NOVA KABUSHIKI KAISHA (SUMITOMO EATON NOVA CORPORATION) (hereinafter referred to as "SEN"), as amended by that certain Amendment of Organization Agreement, dated as of 1 April 1983 (the Organization Agreement and the Amendment thereto are collectively referred to hereinafter as the "Organization Agreement");


         WHEREAS, SUMITOMO, EATON, and SEN, as applicable, have entered into certain agreements pursuant to which SEN will manufacture, use, and sell medium-current ion implantation products; and


         WHEREAS, SUMITOMO and EATON wish to amend the Organization Agreement to reflect the terms of said additional agreements.

         NOW, THEREFORE, in consideration of the mutual agreements, promises, and undertakings hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree to amend the Organization Agreement as follows:


SECTION 1
---------


         The term "Effective Date," in Article I, at page 3, is hereby amended by deleting the period at the end of the present sentence and inserting the following text at the end of the present sentence:

         "listed in Article V, Section 1, hereof as items (a) through (i) inclusive."


SECTION 2
---------


         The definition of "Products" in Article I at page 3, is hereby amended by deleting the period at the end of the present sentence, inserting a comma therefor, and adding the following text immediately thereafter:

          "as supplemented by the definition of "Products" contained in the Associated Agreement annexed hereto entitled "License Agreement
          (1989)"."


SECTION 3
---------


         The definition of "Territory" in Article I, at page 4, is hereby deleted in its entirety and the following text is hereby inserted therefor:


          "Territory as used herein shall have the same meaning as the terms "Exclusive Territory" and "Non-Exclusive Territory", as defined in the Associated Agreement annexed hereto entitled "License Agreement," as supplemented by the definition of "Territory" contained in the Associated Agreement annexed hereto entitled "License Agreement
          (1989)"."

SECTION 4
---------


         Article II, Section 2, at page 5, is hereby amended by deleting the phrase, "this Article II have been obtained," at the end of the present sentence, and by inserting the following text therefor:


          "this Article II, exclusive of such validations and approvals as may be required in connection with the Associated Agreements referred to herein in Article V, Section 1, as items (j) through (n) inclusive, have been obtained."



SECTION 5
---------


          Article V, Section 1, at page 10, is hereby amended by deleting the period at the end of the sentence, following item (i), inserting a semicolon therefor, and adding the following text immediately thereafter:



        "(j)      "License Agreement (1989)";

         (k)      "Trademark Agreement (Eaton-1989)";

         (l)      "Trademark Agreement (Sumitomo-1989)";

         (m)      "Export Control Agreement (1989)";

         (n)      "Export Sales Agreement (1989)"."



SECTION 6
---------


         Article VI, Section 2, at page 10, is hereby amended by deleting the present period at the end of the sentence, inserting a comma therefor, and adding the following text immediately thereafter:


          "and the Associated Agreement annexed hereto entitled "Export Sales Agreement (1989)"."

                             CONFIDENTIAL TREATMENT

*****[Omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission]




SECTION 7
---------


         Article VI, Section 4, at page 11, is hereby deleted in its entirety and the following text is hereby inserted therefor:


          "SEN will pay SUMITOMO a management assistance fee of [*] of SEN's Net Sales, as defined in the License Agreement annexed hereto, of the Products referred to in said License Agreement, for fifteen (15) years from the incorporation of SEN. As to the Associated Agreements referred to in Article V, Section 1 as items (j) through (n), inclusive, SEN will pay SUMITOMO, pursuant to this Section 4 of
          Article VI, a management assistance fee of [*] of SEN's Net Sales attributable to those Products referred to in the License Agreement
          (1989)."


SECTION 8
---------


         SUMITOMO and EATON hereby agree that the amendments herein set forth are the only amendments made hereby and that the other terms and conditions of the ORGANIZATION AGREEMENT remain unchanged.


         IN WITNESS WHEREOF, the parties hereto have caused this SECOND AMENDMENT OF ORGANIZATION AGREEMENT to be executed by their duly authorized representatives as of the day and year first set forth above.


ATTEST:                                 EATON CORPORATION


By /s/ [signature illegible]            By /s/ PETER R. YOUNGER
   -------------------------------         --------------------------------
Title    Manager                        Title    General Manager
      ----------------------------            -----------------------------


ATTEST:                                 SUMITOMO HEAVY INDUSTRIES, LTD.


By /s/ Y UENOYAMA                       By /s/ A. NAITOH
   -------------------------------         --------------------------------
Title    Director                       Title   Executive Managing Director
      ----------------------------            -----------------------------

                   THIRD AMENDMENT OF ORGANIZATION AGREEMENT
                   -----------------------------------------


         THIS AGREEMENT is made as of 16 January 1996, by and between EATON CORPORATION, a corporation organized and existing under the laws of the State of Ohio, United States of America, having its principal place of business at Eaton Center, 1111 Superior Avenue, Cleveland, Ohio 44114, U.S.A. (hereinafter referred to as "EATON"), and SUMITOMO HEAVY INDUSTRIES, LTD., a corporation organized and existing under the laws of Japan with its principal place of business located at 9-11, 5 Chome, Kitashinagawa, Shinagawa-ku, Tokyo 141, Japan (hereinafter referred to as "SUMITOMO").


                                   WITNESSETH


         WHEREAS, SUMITOMO and EATON have entered into an Organization Agreement, dated as of 3 December 1982, concerning SUMITOMO EATON NOVA KABUSHIKI KAISHA (SUMITOMO EATON NOVA CORPORATION) (hereinafter referred to as "SEN"), as amended by that certain Amendment of Organization Agreement, dated as of 1 April 1983, and as further amended by that certain Second Amendment of Organization Agreement, dated as of 4 April 1990, (the Organization Agreement, Amendment, and Second Amendment thereto are collectively referred to hereinafter as the "Organization Agreement");


         WHEREAS, SUMITOMO, EATON, and SEN, as applicable, have entered into certain agreements pursuant to which SEN will manufacture, use, and sell ion implantation products; and

         WHEREAS, SUMITOMO and EATON wish to amend the Organization Agreement to reflect the terms of said additional agreements.

         NOW, THEREFORE, in consideration of the mutual agreements, promises, and undertakings hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree to amend the Organization Agreement as follows:



SECTION 1
---------


         The term "Effective Date," in Article I, at page 3, is hereby amended by deleting the period at the end of the present sentence and inserting the following text at the end of the present sentence:


          "listed in Article V, Section 1, hereof as items (a) through (o) inclusive."


SECTION 2
---------


         The definition of "Products" in Article I at page 3, is hereby amended by deleting the period at the end of the present sentence, inserting a comma therefor, and adding the following text immediately thereafter:


          "as supplemented by the definition of "Products" contained in the Associated Agreement annexed hereto entitled "Master License Agreement"."


SECTION 3
---------


         The definition of "Territory" in Article I, at page 4, is hereby deleted in its entirety and the following text is hereby inserted therefor:


          "TERRITORY as used herein shall have the same meaning as the terms "Exclusive Territory" and "Non-Exclusive

          Territory", as defined in the Associated Agreement annexed hereto entitled "Master License Agreement," as supplemented by the definition of "Territory" contained in the Associated Agreement annexed hereto entitled "Master License Agreement"."



SECTION 4
---------


         Article II, Section 2, at page 5, is hereby amended by deleting the phrase, "this Article II have been obtained," at the end of the present sentence, and by inserting the following text therefor:


          "this Article II, exclusive of such validations and approvals as may be required in connection with the Associated Agreements referred to herein in Article V, Section 1, as items (j) through (o) inclusive, have been obtained."


SECTION 5
---------


         Article V, Section 1, at page 10, is hereby amended by deleting the existing items (j) through (n) at the end of the sentence, following item (i), and inserting the following text:

        "(j) "Master License Agreement";

         (k) "Trademark Agreement (Eaton)";

         (l) "Trademark Agreement (Sumitomo)";

         (m) "Export Sales Agreement";

         (n) "Marketing Agreement";

         (o) "Sales Assistance Agreement"."

                             CONFIDENTIAL TREATMENT

*****[Omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission]





SECTION 6
---------


         Article VI, Section 2, at page 10, is hereby amended by deleting the present period at the end of the sentence, inserting a comma therefor, and adding the following text immediately thereafter:


          "and the Associated Agreement annexed hereto entitled "Export Sales Agreement"."


SECTION 7
---------


         Article VI, Section 4, at page 11, is hereby deleted in its entirety and the following text is hereby inserted therefor:


          "SEN will pay SUMITOMO a management assistance fee of [*] of SEN's Net Sales (as defined in the Master License Agreement) of those High Current Products referred to in Appendix A of said Master License Agreement until April 30, 1998 and [*] of such Net Sales of such High Current Products until Termination (as defined in the Master License Agreement) of said Master License Agreement. SEN will pay SUMITOMO management assistance fee of [*] of SEN's Net Sales (as defined in the Master Sales Agreement) of those Medium Current and High Energy Products referred to in Appendix A of the Master License Agreement from the effective date of said Master License Agreement until its Termination (as defined in the Master License Agreement)."


SECTION 8
---------


         SUMITOMO and EATON hereby agree that the amendments herein set forth are the only amendments made hereby and that the other terms and conditions of the ORGANIZATION AGREEMENT remain unchanged.

         IN WITNESS WHEREOF, the parties hereto have caused this THIRD AMENDMENT OF ORGANIZATION AGREEMENT to be executed by their duly authorized representatives as of the day and year first set forth above.


ATTEST:                            EATON CORPORATION


By /s/ [signature illegible]       By /s/ [signature illegible]
   -----------------------------      -------------------------------------
Title  Counsel-Corporate           Title  Senior Vice President
      --------------------------         ----------------------------------

ATTEST:                            SUMITOMO HEAVY INDUSTRIES, LTD.


By /s/ [signature illegible]       By /s/ [signature illegible]
   -----------------------------      -------------------------------------
Title  Managing Director           Title  President
      --------------------------         ----------------------------------